SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         January 25, 2007

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company (A Delaware Corporation) 30 Ivan Allen Jr. Blvd., N.W. Atlanta, Georgia 30308 (404) 506-5000	58-0690070
1-3164	Alabama Power Company (An Alabama Corporation) 600 North 18th Street Birmingham, Alabama 35291 (205) 257-1000	63-0004250
1-6468	Georgia Power Company (A Georgia Corporation) 241 Ralph McGill Boulevard, N.E. Atlanta, Georgia 30308 (404) 506-6526	58-0257110
0-2429	Gulf Power Company (A Florida Corporation) One Energy Place Pensacola, Florida 32520 (850) 444-6111	59-0276810
001-11229	Mississippi Power Company (A Mississippi Corporation) 2992 West Beach Gulfport, Mississippi 39501 (228) 864-1211	64-0205820
333-98553	Southern Power Company (A Delaware Corporation) 30 Ivan Allen Jr. Blvd., N.W. Atlanta, Georgia 30308 (404) 506-5000	58-2598670

The addresses of the registrants have not changed since the last report.

This combined Form 8-K is furnished separately by six registrants: The Southern Company, Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company and Southern Power Company. Information contained herein relating to each registrant is furnished by each registrant solely on its own behalf. Each registrant makes no representation as to information relating to the other registrants.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

The information in this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including the exhibits attached hereto, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On January 25, 2007, The Southern Company (“Southern Company”) issued a press release regarding its earnings for the quarter and year ended December 31, 2006. A copy of this release is being furnished as Exhibit 99.01 to this Current Report on Form 8-K. In addition, certain additional information regarding the financial results for the quarter and year ended December 31, 2006 is being furnished as Exhibits 99.02 through 99.06 to this Current Report on Form 8-K.

Use of Non-GAAP Financial Measures

Exhibits 99.01, 99.02 and 99.03 attached to this Current Report on Form 8-K, in addition to including earnings and earnings per share in accordance with generally accepted accounting principles (“GAAP”) for the quarter and year ended December 31, 2006 and December 31, 2005, also include earnings and earnings per share for such periods excluding the results of Southern Company’s synthetic fuel investments. Southern Company’s synthetic fuel investments generate tax credits as a result of synthetic fuel production. Due to higher oil prices in 2006, such tax credits were partially phased out and one synthetic fuel investment was terminated. As a result, Southern Company’s synthetic fuel investments did not contribute significantly to earnings and earnings per share during 2006. These tax credits will no longer be available after December 31, 2007. Southern Company management uses earnings per share, excluding synthetic fuel earnings, to evaluate the performance of Southern Company’s ongoing business activities. Southern Company believes the presentation of earnings and earnings per share excluding the results of the synthetic fuel investments also is useful for investors because it provides investors with additional information for purposes of comparing Southern Company’s performance for such periods. The presentation of this additional information is not meant to be considered a substitute for financial measures prepared in accordance with GAAP.

Cautionary Statement Regarding Forward-Looking Information

Certain information contained in this Form 8-K and the exhibits attached hereto is forward-looking information based on current expectations and plans that involve risks and uncertainties. Forward-looking information includes, among other things, statements concerning results of operations, synthetic fuels earnings, customer and economic growth and Southern Company’s strategies. Southern Company and its subsidiaries caution that there are certain factors that can cause actual results to differ materially from the forward-looking information that has been provided. The reader is cautioned not to put undue reliance on this forward-looking information, which is not a guarantee of future performance and is subject to a number of uncertainties and other factors, many of which are outside the control of Southern Company and its subsidiaries; accordingly, there can be no assurance that such suggested results will be realized. The following factors, in addition to those discussed in Southern Company’s Annual Report on Form 10-K for the year ended December 31, 2005, and subsequent securities filings, could cause results to differ materially from management expectations as suggested by such forward-looking information: the impact of recent and future federal and state regulatory change, including legislative and regulatory initiatives regarding deregulation and restructuring of the electric utility industry and implementation of the Energy Policy Act of 2005, and also changes in environmental, tax and other laws and regulations to which Southern Company and its subsidiaries are subject, as well as changes in application of existing laws and regulations; current and future litigation, regulatory investigations, proceedings or inquiries, including the pending EPA civil actions against certain Southern Company subsidiaries, FERC matters, IRS audits and Mirant-related matters; the effects, extent and timing of the entry of additional competition in the markets in which Southern Company’s subsidiaries operate; variations in demand for electricity, including those relating to weather, the general economy and population and business growth (and declines); available sources and costs of fuels; ability to control costs; investment performance of Southern Company’s employee benefit plans; advances in technology; state and federal rate regulations and the impact of pending and future rate cases and negotiations, including rate actions relating to fuel and storm restoration cost recovery; the performance of projects undertaken by the non-utility businesses and the success of efforts to invest in and develop new opportunities; fluctuations in the level of oil prices; the level of production, if any, by the synthetic fuels operations at Carbontronics Synfuels Investors LP and Alabama Fuel Products LLC for fiscal year 2007; internal restructuring or other restructuring options that may be pursued; potential business strategies, including acquisitions or dispositions of assets or businesses, which cannot be assured to be completed or beneficial to Southern Company or its subsidiaries; the ability of counterparties of Southern Company and its subsidiaries to make payments as and when due; the ability to obtain new short- and long-term contracts with neighboring utilities; the direct or indirect effect on the business of Southern Company and its subsidiaries resulting from terrorist incidents and the threat of terrorist incidents; interest rate fluctuations and financial market conditions and the results of financing efforts, including Southern Company’s and its subsidiaries’ credit ratings; the ability of Southern Company and its subsidiaries to obtain additional generating capacity at competitive prices; catastrophic events such as fires, earthquakes, floods, hurricanes or other similar occurrences; the direct or indirect effects on Southern Company’s business resulting from incidents similar to the August 2003 power outage in the Northeast; and the effect of accounting pronouncements issued periodically by standard-setting bodies. Southern Company and its subsidiaries expressly disclaim any obligation to update any forward-looking information.

Exhibits

The exhibits hereto contain business segment information for Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company and Southern Power Company. Accordingly, this report is also being furnished on behalf of each such registrant.

The following exhibits relate to the quarter and year ended December 31, 2006:

Exhibit 99.01	Press Release.
Exhibit 99.02	Financial Highlights.
Exhibit 99.03	Significant Factors Impacting EPS.
Exhibit 99.04	Analysis of Consolidated Earnings.
Exhibit 99.05	Kilowatt-Hour Sales.
Exhibit 99.06	Financial Overview.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2007	THE SOUTHERN COMPANY

By /s/W. Ron Hinson W. Ron Hinson Comptroller

ALABAMA POWER COMPANY GEORGIA POWER COMPANY GULF POWER COMPANY MISSISSIPPI POWER COMPANY SOUTHERN POWER COMPANY

By /s/Wayne Boston Wayne Boston Assistant Secretary